UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2004

                           Portec Rail Products, Inc.
             (Exact name of registrant as specified in its charter)

       West Virginia                   000-50543                  55-0755271
----------------------------        -----------------        -------------------
(State or other jurisdiction        (SEC File Number)         (I.R.S. Employer
     of incorporation)                                       Identification No.)

                900 Old Freeport Road, Pittsburgh, PA 15238-8250
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (412) 782-6000


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K

Item 5.   Other Events

          On February 26, 2004, Portec Rail Products, Inc. (the "Company") announced the completion of the sale of 95,000 shares of its common stock, par value $1.00 per share, at a price of $10.00 per share upon the exercise by Ferris, Baker Watts, Incorporated, the sole underwriter, of an option to purchase additional shares to cover over-allotments in the initial public offering. A press release announcing the completion of the sale is included as an exhibit.

Item 7.   Exhibits

          Exhibit 99 - - Press release dated February 26, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                Portec Rail Products, Inc.


DATE:February 26, 2004                       By: /s/ Michael D. Bornak
                                                 -------------------------------
                                                 Michael D. Bornak
                                                 Chief Financial Officer
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                                  EXHIBIT INDEX



        99                Press release dated February 26, 2004.